Rule 497(e)

File Nos. 333-221764; and 811-23312

Impact Shares NAACP Minority Empowerment ETF

Ticker: NACP – NYSE ARCA

Impact Shares YWCA Women’s Empowerment ETF

Ticker: WOMN – NYSE ARCA

Impact Shares Affordable Housing MBS ETF

Ticker: OWNS – NYSE ARCA

Each, a series of Impact Shares Trust I

Supplement dated August 31, 2023 to each of the

Summary Prospectuses and Prospectus dated October 25, 2022, as previously supplemented

A Special Meeting of Fund Shareholders (the “Meeting”) was held on August 30, 2023, at the offices of Impact Shares Corp. (“ISC”) located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

At the Meeting, shareholders of Impact Shares NAACP Minority Empowerment ETF (the “NAACP Fund”), Impact Shares YWCA Women’s Empowerment ETF (the “YWCA Fund”), and Impact Shares Affordable Housing MBS ETF (each, a “Fund”)) elected four new members to the Board of Trustees.

In addition, shareholders of the YWCA Fund approved a new investment advisory agreement between the Impact Shares Trust I (the “Trust”) and Toroso Investments, LLC (“Toroso”), and an amendment to the Amended and Restated Investment Advisory Agreement among the Trust, Toroso, and ISC for the YWCA Fund.

The Meeting was adjourned for the shareholders of the NAACP Fund until October 10, 2023, with respect to the proposal for a new investment advisory agreement between the Trust and Toroso and an amendment to the Amended and Restated Investment Advisory Agreement among the Trust, Toroso, and ISC for the NAACP Fund. ISC remains the NAACP Fund’s investment adviser.

The following section of the Summary Prospectus and statutory Prospectus is hereby replaced, solely with respect to the YWCA Fund, with the following:

Portfolio Management

Toroso serves as investment adviser to the Fund and is responsible for overseeing the management and business affairs of the Fund. Impact Shares serves as the investment sub-adviser to the Fund and is responsible for selecting investments for the Fund’s portfolio consistent with the Fund’s investment objectives, policies, and restrictions. The portfolio managers for the Fund are Ethan Powell of Impact Shares, who has managed the Fund since inception, and Qiao Duan and Charles Ragauss of Toroso, who became portfolio managers of the Fund in August 2023.

Portfolio Manager	Managed the Fund Since:	Title
Ethan Powell	July, 2018	President, Impact Shares
Qiao Duan	August, 2023	Portfolio Manager, Toroso
Charles Ragauss	August, 2023	Portfolio Manager, Toroso

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The following section of the statutory Prospectus is hereby replaced with the following:

MANAGEMENT OF THE FUNDS

Board of Trustees

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of the Funds. At the Meeting, the shareholders of the Funds elected Mr. Guillermo Trias, Ms. Monica Byrd, Ms. Pamela Cytron, and Mr. Lawrence Jules as new Trustees, following the resignations of Mr. Winston Lowe and Ms. Kathleen Legg.

 The following sections of the statutory Prospectus are replaced, solely with respect to the YWCA Fund, with the following:

MANAGEMENT OF THE FUNDS

Toroso – Investment Adviser to the YWCA Fund

Toroso Investments LLC (“Toroso”) serves as the investment adviser to the YWCA Fund. Toroso, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Toroso was founded in and has been managing investment companies since March 2012 and Toroso is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of June 30, 2023, Toroso had assets under management of approximately $5.25 billion and served as the investment adviser or sub-adviser for 80 registered funds. Under the Toroso Advisory Agreement (as defined below), Toroso has responsibility for overseeing the management and business affairs of the YWCA Fund. Toroso places securities (and financial instrument) trades on behalf of the YWCA Fund and selects the broker-dealers to effect those trades. In addition, Toroso is responsible for oversight of Impact Shares solely in its capacity as investment sub-adviser to the YWCA Fund.

Toroso has no management or oversight responsibilities with respect to either the NAACP Fund or the Impact Shares Affordable Housing MBS ETF (the “Affordable Housing ETF”).

Impact Shares – Sub-Adviser to the YWCA Fund

Impact Shares, Corp. (“Impact Shares”) serves as the investment sub-adviser to the YWCA Fund. The address of Impact Shares is 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. Impact Shares provides the day-to-day management of the YWCA Fund’s portfolio of securities and conducting investment research. Organized in February 2014, Impact Shares is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Impact Shares is an ETF sponsor and investment manager that is creating a platform for clients seeking maximum social impact with market returns. As of June 30, 2023, Impact Shares had approximately $190,000,000 in assets under management.

Impact Shares’ goal is to build a capital markets bridge between leading nonprofits, investors and corporate America to direct capital and social engagement on societal priorities.

Impact Shares is a tax-exempt organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). With respect to the YWCA Fund and the NAACP Fund (the “Equity ETFs”), Impact Shares intends to make charitable contributions to an Equity ETF’s relevant Partner Nonprofit equal to the excess, if any, of Impact Shares’ fees and profit share with respect to the relevant Equity ETF over Impact Shares’ operating expenses and a reserve for working capital. Impact Shares’ intent is to provide financial support to further the causes championed by each Partner Nonprofit. Due to the relatively small size of each Equity ETF, Impact Shares’ fees and profit share with respect to each Equity ETF have not yet exceeded its related operating expenses. Accordingly, Impact Shares has not yet made any such charitable contributions. There can be no assurance that Impact Shares’ fees and profit share with respect to an Equity ETF will exceed operating expenses in the future. For additional information see “Partner Nonprofits,” below.

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Portfolio Managers – YWCA Fund

The portfolio of YWCA Fund is managed by Ethan Powell of Impact Shares and Qiao Duan and Charles A Ragauss, of Toroso.

Mr. Powell has spent over two decades in financial services, primarily working with alternative fund strategies. Ethan incorporated Impact Shares Corp in 2014 and left his previous employer to focus on building and growing Impact Shares in 2016. Additionally, Ethan serves as the Chairman of the board for a $4 billion mutual fund complex and was a finalist for 2016 mutual fund director of the year. Mr. Powell is also a principal and Chief Investment Officer at Brookmont Capital Management LLC. Previously, Mr. Powell was the Chief of Product and Strategy at Highland Capital Management Fund Adviser, L.P. In this role he was responsible for evaluating and optimizing the registered product lineup offered by Highland. Mr. Powell also served as the portfolio manager of the Highland ETFs and worked with other portfolio managers and wholesalers on the appropriate positioning of these ETF strategies in the marketplace. Prior to joining Highland in April 2007, Mr. Powell spent most of his career with Ernst & Young LLP providing audit and merger and acquisition services. Mr. Powell received an MS in Management Information Systems and a BS in Accounting from Texas A&M University. Mr. Powell has earned the right to use the Chartered Financial Analyst designation and is a licensed.

Qiao Duan serves as Portfolio Manager at Toroso, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Mr. Ragauss serves as Portfolio Manager at Toroso, having joined Toroso in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

Toroso Advisory Agreement for the YWCA Fund

At the Meeting, the shareholders of the YWCA Fund approved an investment advisory agreement with Toroso (the “Toroso Advisory Agreement”). The Toroso Advisory Agreement became effective on the same date. Subject to the terms of the Toroso Advisory Agreement, Toroso is responsible for overseeing the management and business affairs of the YWCA Fund. Toroso also places securities (and financial instrument) trades on behalf of the YWCA Fund and selects the broker-dealers to effect those trades. In addition, Toroso is responsible for general oversight of Impact Shares solely in its capacity as investment sub-adviser to the YWCA Fund.

For the services provided to the YWCA Fund under the Toroso Advisory Agreement, the YWCA Fund pays Toroso an annual unitary fee, payable monthly, at the rate of 0.75% of its average daily net assets. Under a unitary management fee structure, the investment adviser bears all expenses of the YWCA Fund (including transfer agency, custody, fund administration, legal, audit and other services) with limited exceptions as set forth in the advisory agreement. Under the Toroso Advisory Agreement the following exceptions apply: interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the YWCA Fund under any distribution plan adopted pursuant to Rule 12b-1under the 1940 Act, and litigation expenses, and other nonroutine or extraordinary expenses.

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The Toroso Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Toroso Advisory Agreement from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Toroso Advisory Agreement may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the YWCA Fund, on 60 days’ written notice to Toroso, or (iii) by Toroso, on 60 days’ written notice to the Trust.

Impact Shares Sub-Advisory Amendment for the YWCA Fund

At the Meeting, the shareholders of the YWCA Fund approved an amendment to the Amended and Restated Investment Advisory Agreement between the Trust and Impact Shares (the “Impact Shares Sub-Advisory Amendment”). The Impact Shares Sub-Advisory Amendment became effective on the same date. Subject to the terms of the Impact Shares Sub-Advisory Amendment, Impact Shares became the investment sub-adviser to the YWCA Fund and, in that capacity, will select investments for the YWCA Fund’ portfolios consistent with each Equity ETF’s investment objectives, policies, and restrictions. In addition, Impact Shares will vote proxies for each of the YWCA Fund. Toroso will retain trading responsibilities for the YWCA Fund. The Impact Shares Sub-Advisory Amendment provides that Impact Shares shall exercise due care and diligence and use the same skill and care in providing its services thereunder as it uses in providing services to other investment companies, accounts and customers, but Impact Shares and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Impact Shares in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Impact Shares Sub-Advisory Amendment will remain in effect for an initial period of two years, unless sooner terminated. Thereafter, continuation of the Impact Shares Sub-Advisory Amendment from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Impact Shares Sub-Advisory Amendment may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of the YWCA Fund, on 60 days’ written notice to Impact Shares, or (iii) by Impact Shares, on 60 days’ written notice to Toroso.

For its sub-advisory services to the YWCA Fund, Impact Shares is entitled to receive a fee from Toroso, which fee is calculated daily and payable monthly, at an annual rate of 0.02% of the average daily net assets of YWCA Fund. However, as Fund Sponsor, Impact Shares may be required to automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsorship Agreement Between Toroso and Impact Shares” below for more information.

Fund Sponsorship Agreement Between Toroso and Impact Shares for the YWCA Fund

Toroso has entered into a fund sponsorship agreement with Impact Shares (the “Fund Sponsorship Agreement”) pursuant to which Impact Shares is a sponsor to the YWCA Fund. Every month, unitary management fees for an Equity ETF are calculated and paid to Toroso, and Toroso retains a portion of the unitary management fees from YWCA Fund. After Toroso has recouped a certain level of costs, Toroso has agreed to pay Impact Shares a portion of any remaining profits generated by the unitary management fee for YWCA Fund.

If the amount of the unitary management fees for the YWCA Fund exceeds the combination of: (i) YWCA Fund’s operating expenses (including the sub-advisory fee payable to Impact Shares under the Impact Shares Sub-Advisory Amendment) and (ii) the Toroso-retained amount; that excess amount is considered “remaining profit.” In that case, once Toroso has recovered a certain level of costs, Toroso will pay a portion of the remaining profits to Impact Shares. During months when the funds generated by the unitary management fee are insufficient to cover the entire Impact Shares sub-advisory fee, that fee is automatically waived.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.

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